EXHIBIT 99.1

EXHIBIT 99.1

Dynegy

Lehman Brothers

CEO Energy / Power Conference

September 2003

SAFE HARBOR STATEMENT

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, periodic and current reports under the Securities Exchange Act of 1934, as amended, including its 2002 Form 10-K/A and 2nd quarter 2003 Form 10-Q, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statement that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

DYNEGY INC.

2003 BUSINESS SEGMENTS

Power Generation

U.S. portfolio of 13,167 MW (net)

Baseload generation

70% contracted

Strong Midwest and New York positions

Natural Gas Liquids

Operations in upstream and downstream

Significant POP / POL contracts

Strong relationship with CVX (investor and customer)

Regulated Energy Delivery

Illinois Power Company

Regulated electric and gas utility

Predictable income

Other/CRM

Corporate expenses

Substantially reduced trading portfolio

Significantly reduced collateral requirements

OUR RESTRUCTURING & FINANCIAL PERFORMANCE

♦Completed refinancing/restructuring, including ChevronTexaco Series B Preferred

■ Extended debt maturities to 2008 and beyond

♦Maintaining strong liquidity position at $1.3BN

■ Managing collateral requirements, capital and cash flow

♦Operating businesses demonstrating strong performance

■ Power generation segment performing well despite low spark spreads from baseload and dual fuel plants

■ Natural gas liquids segment benefiting from high gas prices (POP/POL contract )

♦Net income continues to be impacted by refinancing / restructuring and exit of non-core businesses

LONGER MATURITY PROFILE

($ in billions)
$3BN
$2BN
$1BN
Includes $1.1BN Revolver
Only $408MM LCs utilized at August 11, 2003
2H 2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016+
Dynegy (Ex-IP) Previous
Dynegy (Ex-IP) New
IP
Unused Capacity

Current ($MM)

4

DYNEGY

LONGER MATURITY PROFILE

[CHART]

Current ($MM)
DYN (Ex-IP)	$24	$162	$1,551	$39	$214	$295	$75	$560	$556	$630	$1,030	$115	$127	$1,232
IP	128	167	156	86	86	86	250	550	0	0	0	0	0	586

Note:	Maturity profile includes preferred stock and off-balance sheet obligations (Central Hudson and Tilton). Reflects the $225MM Convertible Debentures at the first put date (10 years).

[LOGO]

CAPITAL STRUCTURE AND DEBT REDUCTION UPDATE

Debt and Liquidity

($ in millions)	9/30/02	6/30/03	Current
First Secured Obligations
Dynegy Holdings Inc.	$2,809	$2,610	$1,510
Illinois Power	1,706	2,191	2,084

First Secured Obligations	4,515	$4,801	$3,594
Second Secured Obligations	0	0	1,450
Unsecured Obligations	2,946	2,295	2,136

Subtotal	7,461	$7,096	$7,180
Preferred	1,511	1,511	411

Total Obligations	$8,972	$8,607	$7,591

Total Collateral	$1,362	$830	$732

Liquidity	$1,688	$1,619	$1,336

Dynegy Inc.
Convert. Debentures**	$225
CVX Junior Sub. Notes	$225
CVX Convertible Preferred	$400

Key
Secured
Unsecured

Dynegy Holdings Inc.
Revolving Credit Facility*	$0
Term B Loan	$195
Second Secured Notes	$1,450
Senior Notes/Debentures	$1,391
Other	$200

Illinova
Senior Notes	$95

Illinois Power
Mortgage Bonds	$1,535
TFNs	$468
Tilton Lease	$81
Preferred Stock(1)	$11

Dynegy Power Corp.
CoGen Lyondell(2)	$165
Riverside(2)	$184
Central Hudson (OBS)(3)	$751

Dynegy Midwest Generation

DMT Holdings
Alpha Credit Facility	$215

Dynegy Midstream Services

.

*	Note: Excludes letters of credit of $408MM as of August 11, 2003. Letters of credit were $1,032MM at 9/30/02 and $282MM at 6/30/03.
**	Guaranteed by DHI on a senior unsecured basis.
(1)	Balance outstanding is presented net of $35MM of Illinois Power preferred stock held by Illinova.
(2)	Lease termination payments of $170MM and $190MM for CoGen Lyondell and Riverside, respectively.
(3)	Represents the PV (10%) of the lease payments.

[LOGO] DYNEGY

OUR FOCUS:

Cash Flow, Debt Levels, Operational Performance

♦	Continue to reduce our cost structure

■	Key initiative for remainder of 2003

♦	Continue to manage capital expenditures tightly

♦	Continue to review our portfolio and explore opportunities to monetize assets

■	QF and international asset sales

♦	Continue to use cash flow to pay down debt and further improve our capital structure

♦	Continue to serve our customers reliably

2003 CURRENT EARNINGS GUIDANCE*

($ in millions, except per share amounts)

Date	Operating EBITDA	Corporate EBITDA	Interest	Net Income	CapEx	EPS
January 7	$1,060	$(120)	$417	$31 - 54	$410	$0.08 - 0.15
April 29	1,135	(120)	465	$40 - 70	380	0.10 - 0.18
Corporate Adjustments
Legal reserve		(50)	0	(32)		(0.09)
Interest on refinancing		0	31	(20)		(0.05)
Accelerated amortization		0	21	(13)		(0.03)

		(50)	52	(65)		(0.17)

New Guidance	$1,135	$(170)	$517	$(25) - 5	$380	$(0.07) - 0.01

♦	Overall earnings impacted by increased interest costs – necessary to sustain liquidity and provide a long-term, sound capital structure
♦	Guidance assumes 372 million shares outstanding

*	Estimates relate to the ongoing businesses of generation, natural gas liquids and regulated energy delivery and exclude the customer risk management business, tolling contracts and discontinued operations.

[LOGO]

RECONCILIATION OF COMPANY GUIDANCE TO

REPORTED RESULTS

($ in millions, except per share amounts)	Net Income /(Loss)	EPS

Earnings Guidance for Operating Businesses*	$(25) - 5	$(0.07) -$0.01

CRM and Discontinued Operations	$(27 0)- $(250)	$(0.73)-$(0.67)

Cumulative Effect of Change in Acct.	$55	$0.15

Net Loss	$(240)-$(190)	$(0.65)-$(0.51)

Restructuring / Non-Cash Dividend in Series B Preferred	—	$2.75

Basic Earnings Per Share		$2.10-$2.24

♦	Estimate assumes existing five tolling arrangements for remainder of the year
♦	Future losses in CRM are expected to consist primarily of capacity payments under our remaining tolling arrangements
♦	Earnings are sensitive to commodity price changes, including the CRM segment, which contains Sithe (our only MTM tolling contract)
*	Guidance estimates relate to the ongoing businesses of generation, natural gas liquids and regulated energy delivery and exclude the customer risk management business, tolling contracts and discontinued operations.

POWER GENERATION

US PORTFOLIO
13,167 net MW
DNE
1,330 MW Gas/Oil
370 MW Coal/Gas
DMW
3,080 MW Gas
232 MW Coal
NPCC
WECC
DMG
3,497 MW Coal/Oil
315 MW Gas
MAIN
WECC
1,440 MW Gas
MAAC
SPP
SERC
ERCOT
ERCOT
942 MW Gas
FRCC
DSE
1,961 MW Gas

9

DYNEGY

POWER GENERATION

♦	Diversified portfolio
▪	36% baseload, 17% intermediate, 47% peaking
▪	27% coal/oil, 19% dual fuel, 54% gas
♦	Approximately 70% of 2003/2004 earnings are contracted
♦	Strong Eastern NY fundamentals
♦	Low maintenance capital
▪	No remaining new construction projects
♦	Actively managing environmental risk
♦	Coal plants benefit from current natural gas price environment
♦	Not a “spark spread” play

POWER GENERATION FINANCIAL SUMMARY

Financial Performance

($ in millions)

$751
$484
$575
$277
1H
2001
2002
2003E

Capital Expenditures

($ in millions)

$1,696
$589
$125
$59
1H
2001
2002
2003E

- **New-build projects completed**
  - **Rolling Hills operational in 2Q '03**
- **Estimated capital expenditures for maintenance and environmental projects**

10

DYNEGY

POWER GENERATION FINANCIAL SUMMARY

Financial Performance	Capital Expenditures
($ in millions)	($ in millions)

[CHART]	[CHART]

($ in millions)	2001	2002	2003E	♦ New-build projects completed
EBIT	$587	$(492)	$385	• Rolling Hills operational in 2Q ‘03
Depreciation	164	175	190	♦ Estimated capital expenditures for maintenance and environmental projects

EBITDA	$751	$(317)	$575
Impairment of GW/Assets	—	693	—
Restructuring Charges	—	58	—
West Coast Power Reserve	—	50	—

Total	$751	$484	$575

Note:	EBIT: Defined as Earnings (Losses) Before Interest & Taxes (as reported). EBIT includes equity earnings and operating lease expenses relating to Central Hudson and Tilton. 2003E total does not include corporate allocations.
2001 capex excludes corporate allocation as reported in the 10K/A. 2003E capex excludes Rolling Hills capex of $60MM.

[LOGO]

HISTORICAL PRICING AND LONG-TERM OUTLOOK

Cinergy Power Prices

“2001”: Avg: $70

“Equilibrium”*: Avg: $56

2003 Forward Prices: Avg: $32

*	Estimated power price required to generate a 12% ROIC on a new combined cycle plant. (Assumes $5 gas and $3/kw month capacity value. See Appendix for further details of pricing assumptions.)

♦	Long-term outlook:
■	Power markets will recover…
■	When…not if?
■	Tied to US economic recovery…

♦	What does recovery look like?
■	Like 2001?
■	Equilibrium?
♦	Need to earn sufficient return to build & maintain capacity
♦	Prices will need to rise to induce new investment
♦	Price volatility and risk of supply interruption not acceptable

♦	Prices do not need to return to historical highs

♦	So…how does Dynegy’s portfolio respond in low and high price environments?

[CHART]

POWER GENERATION CASH & EARNINGS POTENTIAL

WITH A RECOVERY OF THE POWER MARKETS

♦	Dynegy has extended the “runway” through 2008 /10 in order to participate in the recovery of the power markets
♦	Low Case: Markets still need baseload generation and lower fuel cost generation
■	Our baseload and dual fuel plants run producing cash flow and earnings
♦	Much different from gas-fired fleets
■	Our capex is maintenance only
■	Earnings & cash flow are positive
♦	High Case: Power market recovery provides substantial upside potential
■	Baseload and dual fuel plant margins expand significantly
■	Peakers run and have “storage” value
■	Earnings & cash flow increase dramatically.....

1)	The low case EBITDA is based on the earnings results in 2002.
2)	The market recovery case EBITDA assumptions are included in the Appendix.
Note:	EBITDA estimates exclude West Coast Power equity earnings and include the current IP contract terms.

EARNINGS POTENTIAL:

($ in millions)

Low Case1 – Depressed Market

EBITDA	$500 - 550
Capex	125 - 150

Cash Flow	$350 - 425

High Case2 – Power Market Recovery

EBITDA	$800 - 1,000
Capex	125 - 150

Cash Flow	$650 - 875

[LOGO]

NATURAL GAS LIQUIDS

Dallas
Houston (HQ)
Atlanta
Dynegy Headquarters
Regional or Affiliate Office
Gas Processing Plant
Fractionation Plant
Pipeline Injection Point
NGL Marketing Terminal
Transport Fleet
Open Access Terminal
NGL Marine Facility
NGL Storage Facility
Other Facility
Pipeline
Offshore Pipeline

13

DYNEGY

[CHART]

NATURAL GAS LIQUIDS

♦	Upstream assets
▪	Gas processing – 2 Bcf/d net
▪	Strategically located assets
▪	75% POP/POL contracts
♦	Downstream assets
▪	Fractionation – 309 MBbls/d
▪	Storage / transportation
▪	Marketing / propane sales benefit from cold weather
♦	ChevronTexaco contract
▪	Gas processing, NGL marketing and feedstock supply

[LOGO]

NATURAL GAS LIQUIDS FINANCIAL SUMMARY

Financial Performance

($ in millions)

$227
$174
$250
$125
1H
2001
2002
2003E

Capital Expenditures

($ in millions)

$118
$105
$50
$25
1H
2001
2002
2003E

14

DYNEGY

NATURAL GAS LIQUIDS FINANCIAL SUMMARY

Financial Performance

($ in millions)

[BAR CHART]

($ in millions)	2001	2002	2003E
EBIT	$141	$20	$165
Depreciation	84	88	85

EBITDA	$225	$108	$250
Discontinued Operations	2	37	—
Restructuring / Impairment	—	29	—

Total	$227	$174	$250

Capital Expenditures

($ in millions)

[BAR CHART]

♦	Estimated 2003 capital expenditures for maintenance and environmental projects
■	Includes new well connects

Note:	EBIT is defined as Earnings (Losses) Before Interest & Taxes (as reported). Capex includes unconsolidated investments. 2001 capex excludes corporate allocation as reported in the 10-K/A.

[LOGO]

NATURAL GAS LIQUIDS EARNINGS POTENTIAL

WITH EXISTING ASSET BASE

Financial Performance

($ in millions)

[BAR CHART]

Pricing:	2000	2001	2002	2003E / YTD

Avg Gas – HH ($/Mmbtu)	$3.89	$4.26	$3.22	$4.00 / 6.00
Crude – WTI ($/Bbl)	28.97	26.39	25.75	27.00 / 31.86
NGL’S ($/Gal)	0.55	0.45	0.40	0.47 / 0.56
Frac Spread ($/MMBtu)	2.40	0.89	1.26	1.28 / 0.42

EARNINGS POTENTIAL:

($ in millions)

Low Case

EBITDA	$175
Capex	50

Cash Flow	$125

High Case

EBITDA	$250 - 275
Capex	50

Cash Flow	$200 - 225

♦	High and low case based on historical results and assumption that commodity prices remain within the ranges shown between 2000-2003E

*	2000 adjusted upward $65MM. Adjustments include an addback for hedging opportunity loss, and deductions for Canada crude 1Q earnings, Mid-continent processing plant 1Q earnings, and 33mBblsd fractionating volumes contract loss.

**	2001 adjusted downward $15MM for hedging gain.

[LOGO]

REGULATED ENERGY DELIVERY

♦        Regulated utility serving ~590,000 electric    customers and ~415,000 gas customers

♦        Favorable regulatory structure in Illinois

■  Frozen retail rates through 2006 for electric

■  Gas price risk passed through to customers

■  Authorized ROE of 12.1%, 50% sharing of excess earnings up to 13.5%

♦        Predictable earnings and cash flow

♦        PPA with Dynegy through 2004, with option to  extend

[LOGO] Weather Sensitivity* Hot Summer / Cold Winter = $18MM Mild Summer / Mild Winter = ($18)MM

*Pre-tax earnings

[LOGO]

REGULATED ENERGY DELIVERY FINANCIAL SUMMARY

Financial Performance
($ in millions)

$354 / 227
$345 / 223
$310 / 198
$154
1H
2001
2002
2003E

Capital Expenditures
($ in millions)

$146
$144
$120
$68
1H
2001
2002
2003E

17

DYNEGY

REGULATED ENERGY DELIVERY FINANCIAL SUMMARY

Financial Performance	Capital Expenditures
($ in millions)	($ in millions)

[CHART]	[CHART]

($ in millions)	2001	2002	2003E
EBIT	$182	$(410)	$190
Depreciation	173	175	120

EBITDA	$355	$(235)	$310
Discontinued Operations		561	—
Restructuring/Impairment	—	19	—
Other	(1)	—	—

Total	$354	$345	$310

Note:	EBIT is defined as Earnings (Losses) Before Interest & Taxes (as reported). Total financial performance presented includes/excludes securitization revenues. 2001 capex excludes corporate allocation as reported in the 10-K/A. 2002 represents Illinois Power only.

[LOGO]

DYNEGY VALUE PROPOSITION

MAXIMIZING VALUE FOR ALL STAKEHOLDERS

♦	Diversified U.S. Unregulated portfolio
–	Resilient physical power generation and natural gas liquids platforms capable of generating unregulated cash flow of $475 million to $1.1 billion*
–	Interest expense excluding regulated energy delivery runs $360-390 million

♦	Strategically repositioned
–	Restructured debt and ChevronTexaco preferred
–	Substantially reduced trading exposures
–	Continuing to manage legacy tolling agreements

♦	Extended long term debt profile = duration = greater option value
–	Significant upside potential from improving credit profile and any ratings recovery
–	Commodity price recovery opportunity in Generation

♦	Strong and stable liquidity profile

♦	Substantial contracted/well-positioned revenue
–	70% PPA for Generation/75% POL/POP for Liquids/regulated returns for IP

♦	Management team that delivers results
–	Extensive industry experience and consistent, credible track record
–	Commitment to deleverage
–	Restored and protected value, now working to create greater value

*	Represents low and high case estimates based on earnings potential in commodity price recovery scenarios discussed herein.

[LOGO]

[GRAPHIC]

APPENDIX

APPENDIX — Assumptions for high case generation earnings

potential with power market recovery

Market Recovery Assumptions*	ComEd	Cinergy	NY—G	Entergy	ERCOT
Power Price ($/MWH)	57.00	58.00	66.00	56.00	54.00
Capacity Value (KW/mo)	3.00	3.00	3.00	3.00	3.00
Market Heat Rate	10,828	10,404	11,098	10,815	10,716

Combined Cycle “New Entrant” *
Combined Cycle Cost (500MW—$MM)	340	317	356	333	291
Energy Margin ($MM—500 MW Plant)	38	36	47	37	35
Capacity Payments	18	18	18	18	18

Gross Margin	56	54	65	55	53
EBIT	41	38	43	40	35
ROIC	12.0%	12.0%	12.0%	12.0%	12.0%
Peaker Capacity (MW)	500	500	500	500	500
Cost/kw	388	385	425	417	365

Simple Cycle Peaker “New Entrant” *
Gas Simple Cycle Peaker Cost ($MM)	194	192	212	209	183
Energy Margin	13	12	24	8	10
Capacity Payments	18	18	18	18	18

Gross Margin	31	30	42	26	28
EBIT	23	20	29	18	17
ROIC	11.8%	10.6%	13.6%	8.8%	9.3%

Historical and Forward Pricing and Market Heat Rates **
2001 Forward On Peak Price	67.00	70.00	71.00	74.00	68.00
Market Heat Rate	12,728	12,557	11,938	14,291	13,495

*	Company estimates. Market recovery assumptions derived from the power and capacity prices required for a combined cycle plant to earn a 12% ROIC (EBIT/cost).
**	Forward curve as of December 31, 2000.

[LOGO]

Dynegy Inc.

Reconciliation of Non-Gaap Disclosures

($ in millions)

	Year Ended December 31, 2000						Year Ended December 31, 2001
	Power Gen	Nat Gas Liquids	Reg Energy Delivery	Customer Risk Mgmt	DGC	Total	Power Gen	Nat Gas Liquids	Reg Energy Delivery	Customer Risk Mgmt	DGC	Total
Total Operating Income (Loss) (1)	$337	$80	$206	$143		$766	$390	$133	$180	$264		$967
Earnings (Losses) of Unconsolidated Investments (1)	169	24	—	3		196	202	13	—	(24)		191
Other Items, Net (1)	(21)	(40)	(10)	(1)		(72)	(5)	(3)	2	(54)		(60)
Income (Loss) on Discontinued Operations (1)		5	—	52	(19)	38		(2)	—	(25)	(100)	(127)
Cumulative Effect of Change in Accounting Principle (1)				—		—				3	(1)	2

Earnings (Losses) Before Interest and Taxes (1)	$485	$69	$196	$197	$(19)	$928	$587	$141	$182	$164	$(101)	$973
Interest Expense (2)						247						255
Income tax provision (benefit) (2)						245						312

Net Income (Loss) (2)						$436						$406

Depreciation and Amortization (3)	120	105	156	9		390	164	84	173	35		456
EBITDA	$605	$174	$352	$206	$(19)	$1,318	$751	$225	$355	$199	$(101)	$1,429

	Year Ended December 31, 2002						Company Estimates Year Ended December 31, 2003
	Power Gen	Nat Gas Liquids	Reg Energy Delivery	Customer Risk Mgmt	DGC	Total	Power Gen	Nat Gas Liquids	Reg Energy Delivery	Other	Total
Total Operating Income (Loss) (1)	$(401)	$77	$157	$(974)		$(1,141)
Earnings (Losses) of Unconsolidated Investments (1)	(71)	14	(2)	(21)		(80)
Other Items, Net (1)	(20)	(34)	(4)	(49)		(107)
Income (Loss) on Discontinued Operations (1)		(37)	(561)	(51)	(854)	(1,503)
Cumulative Effect of Change in Accounting Principle (1)				—	(234)	(234)

Earnings (Losses) Before Interest and Taxes (1)	$(492)	$20	$(410)	$(1,095)	$(1,088)	$(3,065)	$380-390	$160-170	$185-195	$(235)-(230)	$490-525
Interest Expense (2)						297					517
Income tax provision (benefit) (2)						(625)					(2)-3

Net Income (Loss) (2)						$(2,737)					$(25)-5

Depreciation and Amortization (3)	175	88	175	28		466	190	85	120	65	460
EBITDA	$(317)	$108	$(235)	$(1,067)	$(1,088)	$(2,599)	$570-580	$245-255	$305-315	$(170)-(165)	$950-985

							CRM / Discontinued Operations				$(270)-(250)
							Cumulative Effect of Change in Accounting Principle				55

							Net Loss				$(240)-(190)

(1)	Source: For 2000 thru 2002, 2002 10-K/A, Power Generation p. 65, Natural Gas Liquids p. 67, Regulated Energy Delivery p. 70, Customer Risk Management p. 72, DGC p. F-30.
(2)	Source: For 2000 thru 2002, 2002 10-K/A, p. F-4. Income taxes includes continuing and discontinued operations.
(3)	Source: For 2000 thru 2002, 2002 10-K/A, 2000 p. F-89, 2001 p. F-88, 2002 p. F-87

2003 figures are company estimates updated as of August 13, 2003.